                                                                    EXHIBIT 24.1

  KNOW ALL PERSONS BY THESE PRESENTS THAT we, the undersigned Directors of State Street Bank and Trust Company, hereby appoint Marshall N. Carter, David
A. Spina, Nicholas A. Lopardo and Maureen Scannell Bateman, and each of them as attorneys and agents for the undersigned with full power to them, and any two of them acting together, for and in the name, place and stead of the undersigned, until revoked in writing, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), the Registration Statement on Form S-1 (the "Registration Statement") of the American Bar Association Members/State Street Collective Trust (the "Collective Trust"), and any and all amendments (including post-effective amendments), applications, instruments and other documents to filed with the Commission pertaining to the Registration Statement, and generally with full power and authority to do and perform any and all such acts and things whatsoever requisite or desirable in the names and in the capacities of the undersigned to enable State Street Bank and Trust Company and the Collective Trust to comply with the provisions of the Securities Act. This Power of Attorney may be executed in any number of counterparts, all of which together shall constitute one and the same document.

Witness our hands on the dates set forth below:

              SIGNATURE                         TITLE
                                                                     DATE

                                        Director of State
-------------------------------------    Street Bank and
         TENLEY E. ALBRIGHT              Trust Company

      /s/ I. MacAllister Booth          Director of State        December 21,
-------------------------------------    Street Bank and             1998
        I. MACALLISTER BOOTH             Trust Company

       /s/ Marshall N. Carter           Director of State        December 21,
-------------------------------------    Street Bank and             1998
         MARSHALL N. CARTER              Trust Company

       /s/ James I. Cash, Jr.           Director of State        December 21,
-------------------------------------    Street Bank and             1998
         JAMES I. CASH, JR.              Trust Company

        /s/ Truman S. Casner            Director of State        December 21,
-------------------------------------    Street Bank and             1998
          TRUMAN S. CASNER               Trust Company

       /s/ Nader F. Darehshori          Director of State        December 21,
-------------------------------------    Street Bank and             1998
         NADER F. DAREHSHORI             Trust Company

       /s/ Arthur L. Goldstein          Director of State        December 21,
-------------------------------------    Street Bank and             1998
         ARTHUR L. GOLDSTEIN             Trust Company

         /s/ David P. Gruber            Director of State        December 21,
-------------------------------------    Street Bank and             1998
           DAVID P. GRUBER               Trust Company

         /s/ Charles F. Kaye            Director of State        December 21,
-------------------------------------    Street Bank and             1998
           CHARLES F. KAYE               Trust Company

        /s/ John M. Kucharski           Director of State        December 21,
-------------------------------------    Street Bank and             1998
          JOHN M. KUCHARSKI              Trust Company

       /s/ Charles R. LaMantia          Director of State        December 21,
-------------------------------------    Street Bank and             1998
         CHARLES R. LAMANTIA             Trust Company

         /s/ David B. Perini            Director of State        December 21,
-------------------------------------    Street Bank and             1998
           DAVID B. PERINI               Trust Company

        /s/ Dennis J. Picard            Director of State        December 21,
-------------------------------------    Street Bank and             1998
          DENNIS J. PICARD               Trust Company

         /s/ David A. Spina             Director of State        December 21,
-------------------------------------    Street Bank and             1998
           DAVID A. SPINA                Trust Company

       /s/ Diana Chapman Walsh          Director of State        December 21,
-------------------------------------    Street Bank and             1998
         DIANA CHAPMAN WALSH             Trust Company